                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):    April 20, 1998
                                                  -------------------


                             LXR BIOTECHNOLOGY INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           DELAWARE                     1-12968                 68-0282856
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission              (IRS Employer
        of incorporation)             File Number)           Identification No.)


        1401 MARINA WAY SOUTH, RICHMOND, CALIFORNIA                    94804
--------------------------------------------------------------------------------
        (Address of principal executive offices)                    (Zip code)

Registrant's telephone number, including area code:    (510) 412-9100
                                                    --------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5. OTHER EVENTS

      On April 22, 1998, LXR Biotechnology Inc. (the "Company") issued a press release, a copy of which is attached herein as Exhibit 99.1, relating to certain changes in the Company's management.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

      99.1 Press Release Issued by the Company on April 22, 1998.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             LXR BIOTECHNOLOGY INC.

Date:  April 28, 1998        By: /s/ G. Kirk Raab
                                 -----------------------------------------------
                                 G. Kirk Raab, Interim Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit
-------

  99.1      Press Release Issued by the Company on April 22, 1998